UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 7,
2006
                                               -----------------
                             SJW Corp.
----------------------------------------------------------------
(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
----------------------------------------------------------------
(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
----------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
----------------------------------------------------------------
         Registrant's telephone number, including area code

                             Not Applicable
----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

(e) On December 7, 2006, the Executive Compensation Committee (the "Committee") of the Board of Directors of SJW Corp. (the "Company") approved the 2007 performance-based bonus amounts for certain officers of the Company, including bonus target amounts of (i) $40,000 for each of Angela Yip, Chief Financial Officer and Treasurer of the Company, and George J. Belhumeur, Senior Vice President of Operations of San Jose Water Company, a wholly owned subsidiary of the Company ("SJWC") and (ii) $50,000 for R. Scott Yoo, Chief Operating Officer of SJWC. Such target bonus amounts are the same as the 2006 target bonus amounts, except that the officers may be paid up to an additional 100% of their target bonus amount in 2007 based on Company and individual performance.

The Committee also agreed to award restricted stock units to Ms. Yip, Mr. Belhumeur and Dr. Yoo under the Company's Long-Term Incentive Plan on December 29, 2006. The number of restricted stock units will be determined as follows: (i) $60,000 divided by the selling price of the Company's Common Stock at the close of regular hours trading on the New York Stock Exchange on December 29, 2006 (the "Closing Price") for Ms. Yip, (ii) $20,000 divided by the Closing Price for Mr. Belhumeur, and
(iii) $80,000 divided by the Closing Price for Dr. Yoo. Each restricted stock unit will entitle the officer to receive one share of the Company's Common Stock when that unit vests. The units will vest in four successive annual installments upon the officer's completion of each year of service with the Company over the four-year period measured from the issue date of the units, December 29, 2006, subject to accelerated vesting under certain prescribed circumstances.



                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


   				  SJW Corp.
                                  -----------------------------
December 12, 2006                  /s/ Angela Yip
---------------------             -----------------------------
                                  Angela Yip,
                                  Chief Financial Officer
                                  and Treasurer